EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company (the "Company"), do hereby appoint GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and CAROL CROFOOT HAYES, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 140,000,000 shares of Common Stock of the Company in accordance with the authorization of the Board of Directors, (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of April, 2008.

/s/ E. NEVILLE ISDELL
E. NEVILLE ISDELL
Chairman of the Board,
Chief Executive Officer
and Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, MUHTAR KENT, President, Chief Operating Officer and a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and CAROL CROFOOT HAYES, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 140,000,000 shares of Common Stock of the Company in accordance with the authorization of the Board of Directors, (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of April, 2008.

/s/ MUHTAR KENT
MUHTAR KENT
President, Chief Operating Officer
and Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, HERBERT A. ALLEN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and CAROL CROFOOT HAYES, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 140,000,000 shares of Common Stock of the Company in accordance with the authorization of the Board of Directors, (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of April, 2008.

/s/ HERBERT A. ALLEN
HERBERT A. ALLEN
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, RONALD W. ALLEN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and CAROL CROFOOT HAYES, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 140,000,000 shares of Common Stock of the Company in accordance with the authorization of the Board of Directors, (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of April, 2008.

/s/ RONALD W. ALLEN
RONALD W. ALLEN
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, CATHLEEN P. BLACK, a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and CAROL CROFOOT HAYES, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 140,000,000 shares of Common Stock of the Company in accordance with the authorization of the Board of Directors, (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of April, 2008.

/s/ CATHLEEN P. BLACK
CATHLEEN P. BLACK
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, BARRY DILLER, a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and CAROL CROFOOT HAYES, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 140,000,000 shares of Common Stock of the Company in accordance with the authorization of the Board of Directors, (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of April, 2008.

/s/ BARRY DILLER
BARRY DILLER
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, ALEXIS M. HERMAN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and CAROL CROFOOT HAYES, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 140,000,000 shares of Common Stock of the Company in accordance with the authorization of the Board of Directors, (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of April, 2008.

/s/ ALEXIS M. HERMAN
ALEXIS M. HERMAN
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, DONALD R. KEOUGH, a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and CAROL CROFOOT HAYES, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 140,000,000 shares of Common Stock of the Company in accordance with the authorization of the Board of Directors, (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of April, 2008.

/s/ DONALD R. KEOUGH
DONALD R. KEOUGH
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, DONALD F. MCHENRY, a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and CAROL CROFOOT HAYES, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 140,000,000 shares of Common Stock of the Company in accordance with the authorization of the Board of Directors, (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of April, 2008.

/s/ DONALD F. MCHENRY
DONALD F. MCHENRY
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, SAM NUNN, a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and CAROL CROFOOT HAYES, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 140,000,000 shares of Common Stock of the Company in accordance with the authorization of the Board of Directors, (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of April, 2008.

/s/ SAM NUNN
SAM NUNN
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, JAMES D. ROBINSON III, a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and CAROL CROFOOT HAYES, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 140,000,000 shares of Common Stock of the Company in accordance with the authorization of the Board of Directors, (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of April, 2008.

/s/ JAMES D. ROBINSON III
JAMES D. ROBINSON III
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, PETER V. UEBERROTH, a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and CAROL CROFOOT HAYES, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 140,000,000 shares of Common Stock of the Company in accordance with the authorization of the Board of Directors, (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of April, 2008.

/s/ PETER V. UEBERROTH
PETER V. UEBERROTH
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, JACOB WALLENBERG, a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and CAROL CROFOOT HAYES, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 140,000,000 shares of Common Stock of the Company in accordance with the authorization of the Board of Directors, (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of April, 2008.

/s/ JACOB WALLENBERG
JACOB WALLENBERG
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, JAMES B. WILLIAMS, a Director of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and CAROL CROFOOT HAYES, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 140,000,000 shares of Common Stock of the Company in accordance with the authorization of the Board of Directors, (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of April, 2008.

/s/ JAMES B. WILLIAMS
JAMES B. WILLIAMS
Director
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and CAROL CROFOOT HAYES, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 140,000,000 shares of Common Stock of the Company in accordance with the authorization of the Board of Directors, (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 17th day of April, 2008.

/s/ GARY P. FAYARD
GARY P. FAYARD
Executive Vice President and
Chief Financial Officer
The Coca-Cola Company

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT I, HARRY L. ANDERSON, Vice President and Controller of The Coca-Cola Company (the "Company"), do hereby appoint E. NEVILLE ISDELL, Chairman of the Board, Chief Executive Officer and a Director of the Company, GARY P. FAYARD, Executive Vice President and Chief Financial Officer of the Company GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and CAROL CROFOOT HAYES, Associate General Counsel and Secretary of the Company, or any one of them, my true and lawful attorney for me and in my name for the purpose of executing on my behalf (i) the Company's Registration Statement on Form S-8, or any amendments or supplements thereto, for the registration of up to 140,000,000 shares of Common Stock of the Company in accordance with the authorization of the Board of Directors, (ii) any application for registration or qualification (or exemption therefrom) of such securities under the Blue Sky or other federal or state securities laws and regulations or the laws and regulations of any governmental entity outside the United States of America; and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with such application for registration or qualification (or exemption therefrom); and for the purpose of causing any such registration statement or any subsequent amendment or supplement to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 16th day of April, 2008.

/s/ HARRY L. ANDERSON
HARRY L. ANDERSON
Vice President and Controller
The Coca-Cola Company